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                 The Lincoln National Life Insurance Company:
             Lincoln Life Flexible Premium Variable Life Account R

                         Supplement Dated May 1, 2006
                        To the Prospectus for Products:

                               Lincoln SVUL - II
                              Lincoln SVUL - III

The information in this supplement updates and amends certain information contained in the last Product Prospectus you received. Keep this supplement with your Prospectus for reference.

The following funds have been added as investment options and will be available May 22, 2006. The following information should be added to the "Funds" section of the Prospectus. Please refer to your Funds Prospectus for detail on each of these funds.

The following funds will be available to contractowners of Lincoln SVUL-II and Lincoln SVUL-III:

AllianceBernstein Variable Products Series Fund Inc., advised by
AllianceBernstein, L.P.

  . AllianceBernstein International Value Portfolio (Class A): Long-term growth.

Baron Capital Funds Trust, advised by BAMCO, Inc.

  .   Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

Delaware VIP Trust, advised by Delaware Management Company

  .   Delaware U.S. Growth Series (Standard Class): Capital appreciation.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

  .   Franklin Income Securities Fund (Class 1): Current income.
  .   Mutual Shares Securities Fund (Class 1): Capital appreciation.

In addition, the following funds will be available to contractowners of Lincoln SVUL-III. (These funds are already available to contractowners of Lincoln SVUL-II.)

Delaware VIP Trust, advised by Delaware Management Company

  .   Delaware Capital Reserves Series (Standard Class): Current income.

Fidelity Variable Insurance Products, advised by Fidelity Management and Research Company

  .   Fidelity Mid Cap Portfolio (Service Class): Long-term growth.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc

  .   Templeton Global Income Securities Fund (Class 1): Total return.

Lincoln Variable Insurance Products Trust, advised by Delaware Management
Company

  .   Lincoln Core Fund (Standard Class): Capital appreciation.
  .   Lincoln Equity-Income Fund (Standard Class): Income.
  .   Lincoln Growth Fund (Standard Class): Long-term growth.
  .   Lincoln Growth and Income Fund (Standard Class): Capital appreciation.
  .   Lincoln Growth Opportunities Fund (Standard Class): Long-term growth.

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The following replaces Table III in the "Charges and Fees" section of your product prospectus:

  Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                          Total Annual Operating Expenses                            Minimum Maximum
                          -------------------------------                            ------- -------
Total management fees, distribution and/or service (12b-1) fees, and other expenses.  0.34%   6.61%/4/

/4/ Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 5.43%. These waivers and reductions generally extend through April 30, 2007 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.

The following replaces the first paragraph in the "Funds Participation Agreements" section of the prospectus:

In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.48% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs:
American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, and Janus Aspen Series.

SUPP-06.04                                                 GW N-6 - Funds (LNL)